November 25, 2014

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statutory Prospectus
dated March 24, 2014

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

With the board’s approval, The Dreyfus Corporation (Dreyfus), the fund’s investment adviser, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Perella Weinberg Partners Capital Management, LP (Perella Weinberg), a sub-adviser to the fund, effective November 28, 2014.

The portion of the assets of the fund under Perella Weinberg’s management will be allocated to certain of the fund’s six other sub-advisers, as determined by EACM Advisors LLC, the fund’s portfolio allocation manager. The new target percentage of the fund’s assets to be allocated to the sub-advisers over time is approximately 25% to Sirios Capital Management, L.P., 20% to Union Point Advisors, LLC, 15% to Owl Creek Asset Management, L.P., 15% to Standard Pacific Capital, LLC, 15% to Three Bridges Capital, L.P. and 10% to Kingsford Capital Management, LLC. Subject to board approval, Dreyfus may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

6250S1114